UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2020

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6460 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 926-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Evans Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Evans Bank, N.A. (the “Bank”), have agreed to amend and extend the employment agreement with David J. Nasca, President and Chief Executive Officer, which was effective as of September 9, 2009 (the “Employment Agreement”). As amended, the Employment Agreement provides that Mr. Nasca’s period of employment will continue until October 27, 2022 (the “Employment Period), unless the parties agree that the Employment Period will end on an earlier date. Beginning October 27, 2022, the Employment Period will continue for a one year period, will renew daily so that the Employment Period remains one year, and will expire and the Employment Agreement will terminate on October 27, 2025. During this period, the Bank may give notice of non-renewal, in which event the Employment Period will end one year thereafter. As originally provided in the Employment Agreement, if there is a termination of employment by the Company and the Bank, including a resignation for good reason, other than a termination for cause (an “Event of Termination”), Mr. Nasca is entitled to severance equal to three times the sum of his base salary and the average bonus paid to him during the preceding three years, as well as insurance coverage for thirty-six months. As amended, if the Event of Termination occurs after October 27, 2022, Mr. Nasca would receive severance equal to one times the sum of base salary and the average bonus paid to him during the preceding three years, as well as insurance coverage for twelve months.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits

Number Description

10.1  Amendment Number One, dated as of September 21, 2020, to the Employment Agreement by and among Evans Bank, N.A., Evans Bancorp, Inc. and David J. Nasca, executed and delivered by the Company and the Bank on September 14, 2009 and effective as of September 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

September 25, 2020	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer